UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2011

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

(e) On May 17, 2011, eLoyalty Corporation’s Board of Directors approved the accelerated vesting of one-half of the currently unvested shares of eLoyalty restricted common stock previously granted to Steven C. Pollema and seven other Vice Presidents of the Company’s Integrated Contact Solutions Business Unit (the “ICS Business”) that would otherwise have been forfeited on termination of their employment in connection with the close of the sale of the ICS Business. The vesting will be effective on May 31, 2011, provided that the sale of the ICS Business is completed. Specifically, with respect to Mr. Pollema, 9,055 shares of eLoyalty common stock will vest on May 31, 2011, as a result of this Board action.

Item 5.07. Submission of Matters to a Vote of Security Holders.

eLoyalty Corporation’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 19, 2011. There were seven matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the Proposal to Sell the ICS Business, which was approved with the following vote:

	For	Against	Abstain	Broker Non- Votes
Proposal to Sell the ICS Business	11,830,380	9,656	250	3,605,112

The second matter submitted to a vote was the Name Change Charter Amendment, which was approved with the following vote:

	For	Against	Abstain
Name Change Charter Amendment	15,154,448	285,385	5,565

The third matter submitted to a vote was the Proposal to Adjourn the Annual Meeting, which received the following vote:

	For	Against	Abstain
Proposal to Adjourn the Annual Meeting	15,121,442	317,767	6,189

The Proposal to Adjourn the Annual Meeting was deemed moot by the approval of the Proposals to Sell the ICS Business and the Name Change Charter Amendment.

The fourth matter submitted to a vote was the election of the Board of Director Nominees. The following nominees were elected to the Board of Directors, for a three year term expiring in 2014, with the following vote:

Nominee	For	Withheld	Broker Non-Votes
Kelly D. Conway	10,256,291	1,583,995	3,605,112
David B. Mullen	11,830,577	9,709	3,605,112
Michael J. Murray	11,830,495	9,791	3,605,112

The fifth matter submitted to a vote was the Board’s proposal to ratify the selection of Grant Thornton LLP as eLoyalty’s independent public accountants for the 2011 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

	For	Against	Abstain
Ratification of Independent Public Accountants for 2011	15,202,373	242,746	279

The sixth matter submitted to vote was the Say on Pay Proposal, which was approved by a non-binding, advisory vote as follows:

	For	Against	Abstain	Broker Non- Votes
Say on Pay Proposal	11,785,280	54,215	791	3,605,112

The seventh matter submitted to vote was the Frequency Vote on Say on Pay. Stockholders were given the options of voting for one year, two years, three years, or abstain; the three year option was approved by a non-binding advisory vote, as follows:

	One Year	Two Years	Three Years	Abstain	Broker Non- Votes
Frequency Vote on Say on Pay	1,842,942	64,662	9,930,836	1,846	3,605,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: May 23, 2011	By:	/s/ WILLIAM B. NOON
William B. Noon
Vice President and Chief Financial Officer